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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 16, 2009

                             WASTE TECHNOLOGY CORP.
                 (Exact name of registrant specified in charter)


        DELAWARE                       0-14443                   13-2842053
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)


               5400 RIO GRANDE AVENUE, JACKSONVILLE, FLORIDA 32254 (Address of principal executive offices) (Zip Code)

                                 (904) 358-3812
                          Registrant's Telephone Number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL
            YEAR.

On March 16, 2009, Waste Technology Corp. (the "Company") changed its name to "International Baler Corporation". In connection with the name change, the Company also changed the trading symbol for its common stock on the OTC Bulletin Board from "WTEK" to "IBCD" effective March 16, 2009.

The change in name did not require stockholder approval, and was accomplished pursuant to Section 253 of the Delaware General Corporation Law by means of a merger of the Company's wholly-owned Delaware corporate subsidiary, International Baler Corporation, with and into the Company. To effect that merger, the Company has filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware. That certificate states that the current certificate of incorporation of the Company will continue as the certificate of incorporation of the Company after the merger, except that the current certificate of incorporation of the Company will be amended in the merger so that the corporate name of the Company after the merger will be "International Baler Corporation" instead of Waste Technology Corp.

Except for this change in corporate name, the Company's capital stock will not be affected by this merger.


ITEM 7.01   REGULATION FD DISCLOSURE.

On March 16, 2009, the Company issued a press release announcing the name change. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01. Such information is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated March 16, 2009

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of March, 2009.


                                            INTERNATIONAL BALER CORPORATION


                                            By: /s/ Roger Griffin
                                                ------------------------
                                            Name:  Roger Griffin
                                            Title: Chief Executive Officer